COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 2nd Quarter 2023 PEOPLE, GROWTH AND POSSIBILITIES

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2022 Annual Report on Form 10-K, 1ST Quarter 2023 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K. 2

# COMMERCE BANCSHARES

## 158 YEARS IN BUSINESS



**FULL-SERVICE BANKING FOOTPRINT**

147 full-service branches and 288 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

**COMMERCIAL OFFICES**

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

**U.S. PRESENCE**

Extended Commercial Market Area

Commercial Payments Services
Offered in 48 states across the U.S.

**TOTAL ASSETS**
**$32.8** BILLION

**40TH** LARGEST U.S. BANK BASED ON ASSET SIZE[1]

**MARKET CAP**
**$6.1** BILLION

**17TH** LARGEST U.S. BANK BASED ON MARKET CAP[1]

**TOTAL TRUST ASSETS UNDER ADMINISTRATION**
**$63.4** BILLION

**20TH** LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

**TIER 1 COMMON RISK-BASED CAPITAL RATIO**
AS OF MARCH 31, 2023
**14.5%**

**4TH** HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

**TOTAL DEPOSITS** **$25.9** BILLION

**TOTAL LOANS[2]** **$17.0** BILLION

**$10.4** BILLION **COMMERCIAL CARD VOLUME** AS OF DECEMBER 31, 2022

**18.8%** **RETURN ON AVERAGE COMMON EQUITY YTD**

**7TH** YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

**a1** **BASELINE CREDIT ASSESSMENT[3]**

**1 of 4** MOODY'S RANKS COMMERCE AMONG THE TOP 4 BANKS IN THE COUNTRY

Sources: [1]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 3/31/2023; [2]Includes loans held for sale; [3]Moody's Sector Profile: Banks, May 24, 2023, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 6/30/2023 unless otherwise noted.

3

4 TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 36%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $24.2 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, Consistent Earnings & Shareholder Value Nearly 9% total annualized return to shareholders over the last 15 years, outperforming the annualized KBW Regional Bank Index return of 6%3 Capital Management Strong capital ratios, 55th consecutive year of common dividend increases4 Credit Quality Conservative risk profile drives outperformance across credit cycles 1As of YTD 6/30/2023; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 6/30/2023; 3As of 6/30/2023; 4Based on 1Q2023 paid dividend

$1.02 EPS 5 • Built additional cushion of liquidity in Q2 – (Average cash at Fed of $2.3B) • Grew period end total deposits over Q1 by $1.2B ($904MM short-term brokered). • Net interest margin decreased 14 bps from Q1. • Net interest margin was flat, excluding short-term liquidity build. • Net interest income declined 1% to $250MM. • Total cost of deposits increased 42 bps to .87%. • Average loans up 1.6% over Q1. • Net charge-offs of .16% and non-accrual loans of .04%. • Completed acquisition of LJ Hart & Company. Highlights Well-positioned for current environment 2Q2023 HIGHLIGHTS $169.5 million PPNR1 $127.8 million Net Income 18.81% ROACE 1.56% ROAA 57.22% Efficiency Ratio 1See the non-GAAP reconciliation on page 24

Quarterly Average Balances 2Q23 vs. 1Q23 2Q23 vs. 2Q22 $ in millions 2Q23 $ Change % Change $ Change % Change Commercial $10,748.4 $203.1 2% $974.5 10% Consumer 5,920.6 62.1 1% 209.0 4% Total Loans $16,669.0 $265.2 2% $1,183.5 8% Investment Securities $11,289.5 $(808.4) (7)% $(3,248.8) (22)% Interest Earning Deposits with Banks $2,284.2 $1,474.2 182% $1,035.2 83% Deposits $25,207.1 $(41.9) (0)% $(3,520.0) (12)% Book Value per Share1 $21.53 $.02 0% $.30 1% BALANCE SHEET HIGHLIGHTS 6 1For the quarters ended June 30, 2023, March 31, 2023, and June 30, 2022 Loans: Quarterly growth in all categories except consumer card. Investment securities: Continues to decline. No Q2 purchases. Interest Earning Deposits with Banks: Increased liquidity with more cash at Fed. Average Deposits: Nearly flat from Q1.

$17.5 $16.1 $11.2 $9.1 $8.2 1Q232Q22 $17.0 2Q23 $28.7 $25.2 $25.2 -12% $9.8 $10.5 $10.8 $5.7 $5.9 $5.9 2Q22 1Q23 2Q23 $15.5 $16.4 $16.7 BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Interest Bearing Deposit Yield QTD Average Balances $ billions 3.72% 5.56% 5.84% .07% .71% 1.29% +8%

LOAN PORTFOLIO 8 $ in 000s 6/30/2023 3/31/2023 6/30/2022 QoQ YoY Business $5,906,493 $5,704,467 $5,441,592 3.5% 8.5% Construction 1,451,783 1,437,419 1,266,260 1.0% 14.7% Business Real Estate 3,621,222 3,486,543 3,215,578 3.9% 12.6% Personal Real Estate 2,980,599 2,952,042 2,836,835 1.0% 5.1% Consumer 2,110,605 2,094,389 2,089,592 .8% 1.0% Revolving Home Equity 303,845 295,478 271,854 2.8% 11.8% Consumer Credit Card 574,755 558,669 558,102 2.9% 3.0% Overdrafts 7,237 6,515 6,814 11.1% 6.2% Total Loans $16,956,539 $16,535,522 $15,686,627 2.5% 8.1% Period-End Balances $ in 000s 6/30/2023 3/31/2023 6/30/2022 QoQ YoY Business $5,757,388 $5,656,104 $5,385,181 1.8% 6.9% Construction 1,450,196 1,410,835 1,225,267 2.8% 18.4% Business Real Estate 3,540,851 3,478,382 3,163,508 1.8% 11.9% Personal Real Estate 2,960,962 2,933,750 2,825,578 .9% 4.8% Consumer 2,098,523 2,067,385 2,070,560 1.5% 1.4% Revolving Home Equity 300,623 296,748 272,280 1.3% 10.4% Consumer Credit Card 555,875 556,223 537,681 -.1% 3.4% Overdrafts 4,630 4,449 5,524 4.1% -16.2% Total Loans $16,669,048 $16,403,876 $15,485,579 1.6% 7.6% QTD Average Balances

Real Estate - Business Loans: Office Outstanding Balances by Geography1 Real Estate - Business Loans % of Total Loans Owner – Occupied 6.8% Office 3.0% Industrial 3.3% Retail 2.1% Multi-family 1.8% Hotels 1.5% Farm 1.2% Senior living 1.0% Other .7% Total 21.4% COMMERCIAL REAL ESTATE BREAKDOWN 9 31.7% 13.9% 15.6% 9.9% 8.4% 6.9% 5.4% 4.7% Hotels Owner- occupied Farm Office 3.5% Industrial Retail Multi-family Senior living Other Real Estate - Business Loans $3.6 billion 1Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans 2Critized is defined as special mention, substandard, and non-accrual loans 3LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non- owner occupied office loans Real Estate - Business Loans: Office Attributes as of June 30, 2023 47.7% 10.8% 20.9% 7.6% IL MO TX 5.0% CO KS 2.8% OK 2.0% 2.4% OH Other Midwest States 0.8% Other States • TTM Net Charge-offs on Office loans: .00% • Delinquent Office Loans: .00% • Non-Performing Office Loans: .00% • Criticized2 Office Loans to Total Office Loans: .66% • Weighted Average LTV of Office Loans: 61.0%3 • Percent of loans at floating interest rate: 75.6%

10 INCOME STATEMENT HIGHLIGHTS $140 $158 $232 $214 2Q22 $372 $137 $165 $252 $224 1Q23 $389 $148 $170 $250 $228 2Q23 $398 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 2Q23 Comparison vs. 2Q22 7.1% vs. 1Q23 2.7% Pre-Tax, Pre-Provision Net Revenue (PPNR) Revenue was up 2.0% over 1Q and up 6.8% over the same period last year. Expenses were up 1.6% over 1Q and up 6.6% over the same period last year. See the non-GAAP reconciliation on page 24

2Q23 vs. 1Q23 2Q23 vs. 2Q22 $ in millions 2Q23 $ Change % Change $ Change % Change Net Interest Income $249.5 $(2.1) -1% $17.2 7% Non-Interest Income 147.6 10.0 7% 8.2 6% Non-Interest Expense 227.6 3.5 2% 14.1 7% Pre-Tax, Pre-Provision Net Revenue1 $169.5 $4.4 3% $11.2 7% Investment Securities Gains, Net $3.4 $3.7 1280% $2.4 230% Provision for Credit Losses $6.5 $(5.0) (44)% $(.7) (10)% Net-Income Attributable to Commerce Bancshares, Inc. $127.8 $8.3 7% $12.0 10% For the three months ended1 2Q23 1Q23 2Q23 vs. 1Q23 2Q22 2Q23 vs. 2Q22 Net Income per Common Share – Diluted $1.02 $.95 7% $.92 11% Net Yield on Interest Earning Assets 3.12% 3.26% (14) bps 2.79% 33 bps INCOME STATEMENT 111See the non-GAAP reconciliation on page 24

NON-INTEREST INCOME HIGHLIGHTS 12 2Q23 vs. 1Q23 2Q23 vs. 2Q22 $ in millions 2Q23 $ Change % Change $ Change % Change Bank Card Transaction Fees $49.7 $3.1 7% 5.9 13% Trust Fees 47.3 1.9 4% .5 1% Deposit Account Charges and Other Fees 22.6 .9 4% (2.9) (11)% Capital Market Fees 2.5 (.8) (24)% (.8) (24)% Consumer Brokerage Services 4.7 (.4) (8)% (.4) (8)% Loan Fees and Sales 2.7 .1 6% $(.5) (16)% Other 18.0 $5.2 40% $6.5 56% Total Non-Interest Income $147.6 $10.0 7% $8.2 6% Bank Card : Corporate card fees increased over prior year due to higher interchange fee income and lower rewards expense. Other: Increased over prior year due to higher swap fees, letter of credit fees, deferred compensation adjustment and a gain on the sale of real estate.

NON-INTEREST EXPENSE HIGHLIGHTS 13 2Q23 vs. 1Q23 2Q23 vs. 2Q22 $ in millions 2Q23 $ Change % Change $ Change % Change Salaries and Employee Benefits $145.4 $1.1 1% 3.2 2% Net Occupancy 13.0 .2 2% .5 4% Equipment 4.9 .0 0% .1 3% Supplies and Communication 4.6 .0 1% .2 6% Data Processing and Software 28.7 .6 2% 1.1 4% Marketing 6.4 .9 16% .5 9% Other 24.6 .7 3% 8.4 52% Total Non-Interest Expense $227.6 $3.5 2% $14.1 7% Salaries and employee benefits: Increased over prior year due to higher full-time salaries, partially offset by lower incentive compensation, largely due to one-time special bonuses in 2022. Other: Increased over prior year due to growth in deferred compensation, FDIC insurance and travel and entertainment expense. Additionally, $2.1 million deconversion expense relating to the transition of Commerce Financial Advisors support to a vendor platform.

14 LIQUIDITY AND CAPITAL

LIQUIDITY AND CAPITAL HIGHLIGHTS 15 • $2.6B of cash at Federal Reserve Bank (FRB) at Q2. • FHLB advances declined from $1.5B to $1.0B. • AFS debt securities portfolio duration of 3.9 years. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $2.7B expected over the next twelve months. – AFS debt securities of $2.0 billion – Securities purchased under agreements to resell of $700 million Liquidity / Borrowing • TCE/TA of 7.70%, a decrease of .22% from Q1. Tier 1 leverage at 10.46%. • AOCI loss increased 10% from $(940MM) at Q1 to $(1.0B) at Q2. • No Held-To-Maturity securities. Capital • Average loan to deposit ratio of 66%. • Uninsured deposits1 of 32% of total deposits at Q2. • Added brokered deposits of $904MM to boost short-term liquidity levels. Deposits 1Excludes affiliate and collateralized deposits

2Q2320202019 1Q232021 $1.8 2022 $2.3 $3.0 $2.8 $2.5 $2.4 $2.4 1Q23 2Q23 $2.3 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2022 2Q231Q23 $9.9 $12.0 $7.8 2019 20212020 $11.9 $10.3 $10.1 $10.2 1Q2320202019 2021 2022 $11.3 2Q23 $12.8 $13.4 $12.5 $12.3 Commercial Consumer Wealth Average Balance Period End $12.7 1Q23 2Q23 $12.3 Period EndAverage Balance Average Balance Period End Segment balances do not include brokered deposits. 2019 through 2022 are full year average balances. 1Q23 2Q23 $10.3 $9.5

DEPOSIT PORTFOLIO CHARACTERISTICS 17 Percent of accounts under $250,000 Percent of deposits ($) uninsured1 Average balance of accounts <$250,000 Average balance of accounts 99% 32% $15,547 $27,262 Uninsured Deposit Analysis $ in billions 6/30/2023 Uninsured Deposits $ 10.4 Less: Affiliate Deposits $ 0.3 Less: Collateralized Deposits $ 1.9 Uninsured deposits1 $ 8.2 Total Deposits $ 25.9 Uninsured deposits1 as % of Total Deposits 32% 1Excludes affiliate and collateralized deposits

FHLB ADVANCES & BROKERED CDS BY MATURITY $500MM $500MM $503MM $401MM $1,003MM 3Q23 4Q23 $901MMBrokered CDs FHLB Advance Weighted average rate 5.21% 5.21% • Short-term, wholesale funding added providing ample liquidity cushion • FHLB advances and brokered CDs mature by December 31, 2023 18

Hedging actions: Entered into three floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3Q2022: One 2.5% floor contract with a notional value of $500 million. The contract begins 1/2024. • 4Q2022: One 3.0% floor contract with a notional value of $500 million. The contract begins 4/2024. • 1Q2023: One 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 19 Opportunities to enhance and protect NII in a rising rate environment. • Net yield on interest earning assets decreased 14 bps from Q1 to 3.12%. • Loan yield increased 28 bps over Q1 to 5.84%. • Total deposit costs increased 42 bps over Q1 to .87%. • As of December 31, 2022, 56% of loans were variable rate, (64% commercial, 42% consumer). • Large core deposit base and historically low betas. Cost of Total Deposits & Deposit Beta: Prior & Current Fed Cycle Cost of Total Deposits Before Fed Rate Increases End of Fed Rate Increases / Current Deposit Beta1 Commerce (3Q2015 – 2Q2019) .12% .38% 12% Peer Median (3Q2015 – 2Q2019) .23% .85% 27% Commerce (4Q2021 – 2Q2023) .03% .87% 17% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Quarter in the Fed Cycle Source: S&P Global Market Intelligence 1 Fed Rate increase cycle from 3Q2015 through 2Q2019, +225 bps; Fed Rate increase cycle from 4Q2021 through 2Q2023, +500 bps Effective Fed Funds Rate (3Q2015 - 2Q2019) Effective Fed Funds Rate (4Q2021 - Current) 3Q2015 / 4Q2021

9% 13% 51% 23% 4% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield QTD – June 30, 2023 Avg Rate Duration (yrs) Treasury & agency1 1.22% 2.0 Municipal 2.04%2 5.6 MBS 2.09% 5.2 Other asset-backed 2.08% 1.2 Corporate 1.86% 3.8 Total 2.19% 3.9 20 Total available for sale securities Average balance: $11.0 billion, at fair value As of June 30, 2023

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 21 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of March 31, 2023 2Period-end balances, as of June 30, 2023 3Includes loans held for sale, for the quarter ended June 30, 2023 15.6% 14.5% 13.7% 12.6% 12.5% 12.2% 12.1% 11.9% 11.6% 11.1% 10.6% 10.6% 10.6% 10.6% 10.5% 10.5% 10.4% 10.1% 10.1% 10.1% ONB PB CBSH CADE BOKF UCBI UBSI CFR HWC FNB SFNC FIBK FULT PNFP SSB OZK ABCB ASB WTFC UMBF Peer Median: 11.1% Core Deposits $22.6 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 66% Average Loan to Deposit Ratio182% Peer Average Commerce 87%13% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposit

$4.0 $6.8 $6.5 $2.2 $6.1 2Q232Q22 1Q23 MAINTAINING STRONG CREDIT QUALITY 22 Net Loan Charge-Offs (NCOs) $ in millions NCOs - Peer Average NCOs- CBSH NCO/Average Loans1 - CBSH $138.0 $159.3 $158.7 $256.0 $280.5 2Q232Q22 1Q23 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $7.9 $7.8 $6.2 $93.1 $93.2 1Q232Q22 2Q23 Non-Accrual Loans (NALs) $ in millions NALs - Peer Average NALs - CBSH 17.4x 20.4x 25.8x 5.0x 4.6x 2Q232Q22 1Q23 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .05% NALs / Total Loans – Peer Average .05% .04% .43% .38% ACL / Total Loans – Peer Average .88% .96% .94% 1.17% 1.17% .10% .17% .16% .04% .10% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCBI, UMBF, WTFC 1As a percentage of average loans (excluding loans held for sale)

ALLOCATION OF ALLOWANCE 23 CECL allowances reflect the economic and market outlook March 31, 2023 June 30, 2023 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 49.5 .87% $ 47.1 .80% Bus R/E 27.7 .80% 29.9 .83% Construction 31.4 2.19% 31.0 2.14% Commercial total $ 108.6 1.02% $ 108.0 .98% Consumer 11.5 .55% 11.5 .55% Consumer CC 25.9 4.64% 26.7 4.65% Personal R/E 11.5 .39% 10.7 .36% Revolving H/E 1.7 .58% 1.6 .52% Overdrafts .1 1.84% .1 1.92% Consumer total $ 50.7 .86% $ 50.7 .85% Allowance for credit losses on loans $ 159.3 .96% $ 158.7 .94% 1.47% 1.44% 1.35% 1.22% 1.07% 0.88% 0.90% 0.92% 0.96% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60%$250 $150 $200 $100 2Q $143.4$139.6 0.95% $171.7 1Q 3Q $240.7$236.4 $220.8 $159.3 4Q $200.5 $172.4 1/1 1Q 2Q $162.8 3Q $150.0 0.99% 3Q4Q 2Q $134.7 0.87% 1Q $138.0 2Q 4Q 1Q $158.7 $150.1 0.94% 1.10% 1.14% Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023

NON-GAAP RECONCILIATIONS 24 For The Three Months Ended (DOLLARS IN THOUSANDS) Jun. 30, 2023 Mar. 31, 2023 Jun. 30, 2022 A Net Interest Income $ 249,538 $ 251,623 $ 232,385 B Non-Interest Income $ 147,605 $ 137,612 $ 139,427 C Non-Interest Expense $ 227,611 $ 224,107 $ 213,505 Pre-Provision Net Revenue (A+B-C) $ 169,532 $ 165,128 $ 158,307 Pre-tax, Pre-provision Net Revenue